UMPQUA HOLDINGS CORPORATION 4th Quarter 2017 Earnings Conference Call Presentation January 24, 2018

2 Forward-looking Statements This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward- looking statements and we undertake no obligation to update any such statements. In this presentation we make forward- looking statements about fee revenue and operating efficiency initiatives, the credit discount accretion related to loans acquired from Sterling, store consolidations and facilities optimization and related costs and savings, and indirect auto wind down. Risks that could cause results to differ from forward-looking statements we make are set forth in our filings with the SEC and include, without limitation, prolonged low interest rate environment; the effect of interest rate increases on the cost of deposits; unanticipated weakness in loan demand or loan pricing; deterioration in the economy; lack of strategic growth opportunities or our failure to execute on those opportunities; our inability to effectively manage problem credits; our inability to successfully implement efficiency initiatives; our ability to successfully develop and market new products and technology; and changes in laws or regulations.

Full Year 2017 Highlights 3  Net earnings available to common shareholders of $246.9 million, or $1.12 per diluted common share  Gross loan and lease growth of $1.6 billion, or 9%  Deposit growth of $927.3 million, or 5%  Net interest income increased by $15.3 million, driven primarily by higher average balances of loans and leases, partially offset by lower net interest margin and a lower level of accretion of the credit discount  Provision for loan and lease losses increased by $5.6 million primarily due to loan and lease growth, along with a $2.6 million increase in net charge-offs  Non-interest income decreased by $21.1 million, driven primarily by lower residential mortgage banking revenue and the higher net loss on junior subordinated debentures carried at fair value, partially offset by higher other income  Non-interest expense increased by $10.7 million, driven primarily by higher salaries and benefits expense  Paid dividends of $0.68 per common share, repurchased 325,000 shares of stock, and grew tangible book value(1) by 5%, or $0.48 per share > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.

Fourth Quarter 2017 Highlights 4  Net earnings available to common shareholders of $82.8 million, or $0.38 per diluted common share  $26.9 million net benefit to the provision for income taxes related to a revaluation of the net deferred tax liability and amortization of tax credit investments associated with the passage of the Tax Cuts and Jobs Act (“Tax Act”), partially offset by the non-deductibility of certain executive compensation  In light of the Tax Act, the Company took the opportunity to make additional investments, including expenses of $3.2 million related to employee profit sharing and $2.0 million in donations to the Umpqua Bank Charitable Foundation  Gross loan and lease growth of $402.4 million, or 9% annualized, and deposit growth of $96.4 million, or 2% annualized  Net interest income was flat, as the growth in the loan and lease portfolio was offset by lower accretion of the credit discount  Provision for loan and lease losses increased by $0.9 million  Non-interest income decreased by $3.4 million, driven primarily by the $8.4 million increase in net loss on junior subordinated debentures carried at fair value and lower gains from portfolio loan sales, partially offset by higher mortgage banking revenue attributable to a linked quarter increase in the fair value change of the MSR asset  Non-interest expense increased by $4.4 million, reflecting the additional investments resulting from tax reform, partially offset by lower merger-related expense  Non-performing assets to total assets increased to 0.37%, driven primarily by two larger non-performing loans  Estimated total risk-based capital ratio of 14.0% and estimated Tier 1 common to risk weighted assets ratio of 11.0%  Declared quarterly cash dividend of $0.18 per common share and Repurchased 100,000 shares of common stock for $2.1 million

Umpqua Next Gen – Updated Financial Goals and Assumptions

Reflects updated guidance based on Tax Act

2020 Financial Goals

	Flat Rates	Moderately Increasing Rates
ROATCE	> 14.5%	> 17.0%
ROAA	> 1.2%	> 1.4%
NIM	3.65 - 3.75%	3.9 – 4.0%
Efficiency Ratio	Mid 50s	Low 50s

Key Assumptions

- Annual loan / deposit growth in the mid to upper-single digit range
- Non-recessionary environment, with net charge-offs of 25–35 bps of loans
- Loan and lease loss provisions of 30–40 bps of loans
- Financial goals above exclude fair value adjustments and exit disposal costs
- Exit disposal costs approximately $8–12MM per year
- **Flat rates environment assumes no additional fed funds rate increase and 10-year treasury yield in the mid-2% range**
- Moderately increasing rate environment assumes fed funds rate increases 50 bps per year, and 10-year treasury yield increases to mid 3% range
- **Assumes effective tax rate of 25%**
- **Does not reflect benefit from evaluation of operational / efficiency opportunities on $300MM back office and operations expense base with assistance of independent 3rd party**

5

UMPQUA BANK

FY 2017 FY 2016 Q4 2017 Q3 2017 Q2 2017 Q1 2017 Q4 2016 Return on average assets 0.98% 0.97% 1.28% 0.96% 0.92% 0.75% 1.11% Return on average tangible assets 1.06% 1.04% 1.38% 1.04% 0.99% 0.81% 1.20% Return on average common equity 6.22% 5.97% 8.22% 6.10% 5.76% 4.74% 7.04% Return on average tangible common equity 11.49% 11.25% 15.08% 11.23% 10.67% 8.83% 13.19% Efficiency ratio - consolidated 65.42% 64.15% 65.63% 63.43% 64.71% 68.15% 59.65% Net interest margin - consolidated 3.90% 4.04% 3.88% 3.94% 3.91% 3.85% 3.83% Non-performing loans and leases to loans and leases 0.43% 0.32% 0.43% 0.39% 0.29% 0.29% 0.32% Non-performing assets to total assets 0.37% 0.25% 0.37% 0.30% 0.23% 0.24% 0.25% Net charge-offs to average loans and leases (annualized) 0.22% 0.22% 0.25% 0.20% 0.22% 0.22% 0.29% Tangible common equity to tangible assets (1) 9.19% 9.10% 9.19% 9.07% 9.12% 9.15% 9.10% Tier 1 common to risk-weighted asset ratio (2) 11.0% 11.5% 11.0% 11.1% 11.2% 11.3% 11.5% Total risk-based capital ratio (2) 14.0% 14.7% 14.0% 14.2% 14.3% 14.5% 14.7% Selected Ratios 6 > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation. > (2) Capital ratio estimated for current quarter, pending completion and filing of regulatory reports. Performance Credit Quality Capital For the quarter ended For the year ended

Summary Income Statement 7 > Note: tables may not foot due to rounding. ($ in millions except per share da ta ) FY 2017 FY 2016 Q4 2017 Q3 2017 Q4 2016 Net interest income before provision 859.9$ 844.6$ 220.6$ 220.5$ 207.8$ Provision for loan and lease losses 47.3 41.7 12.9 12.0 13.2 Net interest income after provision 812.6 802.9 207.7 208.5 194.6 Non-interest income 278.8 299.9 72.0 75.4 98.6 Non-interest expense 747.9 737.2 192.8 188.4 183.5 Income be fore provision for income taxes 343.6 365.7 87.0 95.5 109.8 Provision for income taxes 96.6 132.8 4.1 34.2 40.5 Ne t income 247.0 232.9 82.8 61.3 69.3 Dividends and undistributed earnings allocated to participating securities 0.1 0.1 0.0 0.0 0.0 Ne t earnings ava ilable to common shareholders 246.9$ 232.8$ 82.8$ 61.3$ 69.2$ Earnings per share - diluted $1.12 $1.05 $0.38 $0.28 $0.31 Quarter endedYear Ended

Net Interest Income and Margin 8 $207.8 $206.7 $212.1 $220.5 $220.6 3.83% 3.85% 3.91% 3.94% 3.88% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $100 $120 $140 $160 $180 $200 $220 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Net interest income Net interest margin (in millions) 3.65% 3.71% 3.78% 3.78% Adjusted NIM (1) > (1) Net interest margin, excluding interest income related to credit discount from Sterling deal and related to 310-30 covered loan PIFs 3.79%

Provision for Loan and Lease Losses 9 $13.2 $11.7 $10.7 $12.0 $12.9 $0 $2 $4 $6 $8 $10 $12 $14 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Provision for Loan and Lease Losses (in millions)

Non-interest Income 10 (in millions) $14.5 $10.7 $12.4 $12.3 $4.6 $4.1 $1.8 $3.3 $8.0 $3.7 $2.1 $2.1 $2.1 $2.0 $2.0 $58.4 $26.8 $33.9 $33.4 $42.1 $4.2 $4.1 $3.9 $3.8 $4.2 $15.3 $14.7 $15.5 $15.8 $15.4 $0 $20 $40 $60 $80 $100 $120 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 T h o u s a n d s Other (1) Gain on loan sales BOLI income Residential mortgage banking revenue, net Brokerage revenue Service charges $98.6 $60.2 > (1) Includes other income, gains or losses on investment securities and losses on junior subordinated debentures carried at fair value. > Note: tables may not foot due to rounding. $71.1 $75.4 $72.0

11 $250 $245 $312 $336 $266 $1,061 $755 $918 $891 $850 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Closed mortgage volume Portfolio For Sale (in millions) Mortgage Banking 3.05% 3.27% 3.53% 3.68% 3.51% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Gain on sale margin $1,230 $1,311 $1,000 $1,227 > Note: tables may not foot due to rounding. $1,116

Non-interest Expense 12 (in millions) Non-interest Expense and Efficiency Ratio Non-interest Expense Bridge $188.4 $192.8 $183.5 $182.7 $184.0 $188.4 $192.8 59.7% 68.2% 64.7% 63.4% 65.6% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 130.0% $115.0 $125.0 $135.0 $145.0 $155.0 $165.0 $175.0 $185.0 $195.0 $205.0 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 T h o u s a n d s Non-interest expense Efficiency ratio (in millions) $6.7 $2.3 $(5.2) $(3.5) $(3.2) $(1.5) Q4 2017 non-interest expense and efficiency ratio reflect additional expense in response to Tax Act

Selected Balance Sheet 13 ($ in millions) Q4 2017 Q3 2017 Q4 2016 Total assets 25,742.4$ 25,695.7$ 24,813.1$ Interest bearing cash and temporary investments 303.4 540.8 1,117.4 Investment securities available for sale, fair value 3,065.8 3,047.4 2,701.2 Loans and leases, gross 19,080.2 18,677.8 17,508.7 Allowance for loan and lease losses (140.6) (139.5) (134.0) Goodwill and other intangibles, net 1,817.8 1,819.5 1,824.5 Deposits 19,948.3 19,851.9 19,021.0 Securities sold under agreements to repurchase 294.3 321.5 352.9 Term debt 802.4 852.3 852.4 Total shareholders' equity 4,015.8 3,985.3 3,916.8 Ratios: Loan to deposit ratio 95.6% 94.1% 92.0% Book value per common share $18.24 $18.10 $17.79 Tangible book value per common share (1) $9.98 $9.83 $9.50 Tangible common equity to tangible assets (1) 9.19% 9.07% 9.10% > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Loan and Deposit Growth Loans and Leases (Gross) $6.4 $6.5 $7.2 $7.7 $15.3 $16.9 $17.5 $19.1 (in billions) 18% 13% 16% 3% 1% 10% 6% 6% 17% 6% 4% Non-owner occupied term CRE Owner occupied term CRE Multifamily Commercial construction Residential development Commercial term Commercial lines of credit & other Leases & equipment finance Mortgage Home equity lines & loans Consumer & other As of Dec 31, 2017 33% 12% 35% 7% 13% Demand, non-interest bearing Demand, interest bearing Money market Savings Time $9.4 $9.2 $9.4 $9.1 $16.9 $17.7 $19.0 $19.9 (in billions) Total Deposits As of Dec 31, 2017 14

Credit Quality 0.77% 0.76% 0.75% 0.75% 0.74% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Allowance for loan and lease losses to loans and leases 0.25% 0.24% 0.23% 0.30% 0.37% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Non-performing assets to total assets 0.29% 0.22% 0.22% 0.20% 0.25% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Net charge-offs to average loans and leases (annualized) 15

Prudent Capital Management 16 > All regulatory capital ratios remained in excess of well-capitalized and internal policy limits > Focused on prudently managing capital • Quarterly dividend of $0.18 per share, ~3.2% current dividend yield • Q4 total payout ratio of 50% 9.2% 9.4% 11.0% 11.0% 14.0% Tangible Common Equity/Tangible Assets Tier 1 Leverage Tier 1 Common Risk Based Tier 1 Risk Based Total Risk Based Q4 2017 Capital Ratios (1) > (1) Regulatory capital ratios are estimates pending completion and filing of the Company’s regulatory reports.

Appendix – Non-GAAP Reconciliation

Non-GAAP Reconciliation – Tangible Book Value 18

Thank you